EX-32.1     906 CERTIFICATIONS

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wall Street Acquisitions Corp (the “Registrant”) on Form 10-K/A Amendment No. 2 for the period ending December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), we, Jimmy Ramirez, Chief Executive Officer and President, and Franklin Ogele, Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	February 26, 2021	By:	/s/ Jimmy Ramirez
Jimmy Ramirez
Chief Executive Officer and President

Date:	February 26, 2021	By:	/s/ Franklin Ogele
Franklin Ogele
Vice President and Chief Financial Officer